UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2014
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4521 Highwoods Parkway
Glen Allen, Virginia 23060-6148
(804) 747-0136
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 12, 2014, the Compensation Committee of Markel Corporation (the "Company") approved a salary increase for Anne G. Waleski, Chief Financial Officer, from $425,000 to $500,000 annually, effective June 1, 2014. The Board of Directors also approved the appointment of Ms. Waleski as an Executive Vice President of the Company, effective May 12, 2014.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of the Company was held on May 12, 2014. At the annual meeting, shareholders elected directors to serve until the 2015 Annual Meeting of Shareholders and ratified the selection of KPMG LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the year ending December 31, 2014. With respect to the advisory vote mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, shareholders approved the following resolution:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in accordance with Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved."

The results of the meeting were as follows:

Election of Directors

Directors	For	Against	Abstain	Broker Non-Votes

J. Alfred Broaddus, Jr.	10,782,874	112,967	4,214	1,774,345

K. Bruce Connell	10,869,724	24,980	5,351	1,774,345

Douglas C. Eby	10,783,200	110,467	6,388	1,774,345

Stewart M. Kasen	10,622,265	272,040	5,750	1,774,345

Alan I. Kirshner	10,691,467	193,900	14,688	1,774,345

Lemuel E. Lewis	10,854,389	39,926	5,740	1,774,345

Anthony F. Markel	10,815,381	80,502	4,172	1,774,345

Steven A. Markel	10,824,718	71,055	4,282	1,774,345

Darrell D. Martin	10,811,462	83,039	5,554	1,774,345

Michael O’Reilly	10,819,772	75,023	5,260	1,774,345

Jay M. Weinberg	10,787,999	107,515	4,541	1,774,345

Debora J. Wilson	10,881,727	14,863	3,465	1,774,345
Ratification of Selection of Independent Registered Accounting Firm

For	Against	Abstain	Broker Non-Votes
12,633,597	30,652	10,151	Not applicable

Advisory Vote Approving Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
9,897,065	843,672	159,318	1,774,345

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: May 14, 2014	By:	/s/ D. Michael Jones
	Name:	D. Michael Jones
	Title:	General Counsel and Secretary